UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2021

The Manitowoc Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	1-11978	39-0448110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Suite 1000 Milwaukee, WI		53224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (414) 760-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	MTW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 4, 2021, The Manitowoc Company, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”).  At the 2021 Annual Meeting, the Company’s shareholders voted on: (i) the election of eight directors; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (iii) an advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive Proxy Statement, dated March 25, 2021, for the 2021 Annual Meeting (the “2021 Proxy Statement”).

The nominees named below were elected as directors at the 2021 Annual Meeting to each serve a one-year term expiring at the Company’s Annual Meeting of Shareholders to be held in 2022, or until their respective successors are duly elected and qualified, by the indicated votes cast:

Name of Nominee	For	Withheld	Broker Non-Votes

Anne E. Bélec	23,529,875	359,437	4,656,094
Robert G. Bohn	22,984,806	904,506	4,656,094
Donald M. Condon, Jr.	23,145,533	743,779	4,656,094
Anne M. Cooney	23,409,674	479,638	4,656,094
Kenneth W. Krueger	23,649,972	239,340	4,656,094
C. David Myers	23,465,132	424,180	4,656,094
John C. Pfeifer	23,145,050	744,262	4,656,094
Aaron H. Ravenscroft	23,715,842	173,470	4,656,094

The appointment of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2021, was ratified by the indicated votes cast:

For	Against	Abstentions	Broker Non-Votes
28,286,802	240,657	17,947	0

The advisory proposal seeking approval of the compensation of the Company’s named executive officers, as disclosed in the 2021 Proxy Statement, was approved by the indicated votes cast:

For	Against	Abstentions	Broker Non-Votes
15,972,457	7,789,192	127,663	4,656,094

Further information concerning the matters voted upon at the 2021 Annual Meeting is contained in the 2021 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 5, 2021	/s/ Thomas L. Doerr, Jr.
Thomas L. Doerr, Jr.
Executive Vice President, General Counsel and Secretary

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